UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2010

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49715	91-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On May 14, 2010, New Energy Systems Group, a Nevada corporation (the “Company”), announced its results of operations for the quarter ended March 31, 2010.  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 14, 2010, Fushun Li resigned as Chief Executive Officer of the Company.  There was no disagreement or dispute between Mr. Li and the Company which led to his resignation.  On May 14, 2010, the Company’s board of directors appointed Nian Chen as Chief Executive Officer, filling the vacancy created by the resignation of Mr. Li.  There are no understandings or arrangements between Mr. Chen and any other person pursuant to which Mr. Chen was elected as an executive officer. Mr. Chen does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Mr. Chen, age 37, is a co-founder of the Company and has served as Vice President of Shenzhen Anytone Technology Co., Ltd. since August 2005.  His major responsibilities included production, R&D, production and material control, engineering, and purchasing.  From April 2000 to October 2005, Mr. Chen served as Vice President of Shenzhen Vogue Industries Co., Ltd., a portable electronics manufacturing company.  Prior to March 2000, he served as Youth League Secretary Daye Special Steel Co., Ltd., a PRC-listed company.  Mr. Chen graduated from Huangshi Institute of Technology with a major in statistics and received a master’s degree in business administration from the Management Institute of Hubei Province.

Other than as disclosed above, there is no transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Chen had or will have a direct or indirect material interest.

Item 7.01.        Regulation FD Disclosure.

On May 14, 2010, the Company issued a press release announcing the resignation of Mr. Li and appointment of its new chief executive officer.  A copy of the press release is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated May 14, 2010, issued by New Energy Systems Group.

99.2	Press release dated May 14, 2010, issued by New Energy Systems Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010

NEW ENERGY SYSTEMS GROUP

By:	/s/ Nian Chen
Nian Chen
Chief Executive Officer